LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

SUPPLEMENT DATED OCTOBER 21, 2010

TO THE PROSPECTUS DATED JUNE 30, 2010, AS SUPPLEMENTED, OF

LEGG MASON CAPITAL MANAGEMENT DISCIPLINED EQUITY RESEARCH FUND

The section titled “Management” of the fund’s Prospectus is deleted and replaced with the following:

Management

Investment manager: Legg Mason Capital Management, Inc. (“LMCM”)

Portfolio managers: Randy Befumo, CFA, the manager’s Director of Research, and team leaders Kayode Aje, CFA, Gibboney Huske, CFA, Brian Lund, CFA, Mitchel Penn, Dale Wettlaufer and Jean Yu, Ph.D., CFA are the fund’s Portfolio Managers and each has had day-to-day responsibility for the management of the fund’s portfolio since 2010.

The sub-section labeled “Portfolio management” under the section titled “More on management” in the fund’s Prospectus is deleted and replaced with the following:

Portfolio managers

The fund is managed by several teams of research analysts that are each responsible for separate segments of the fund’s portfolio. Each analyst team has a team leader who is responsible for coordinating and overseeing the implementation of investment decisions made by the team. The manager’s Director of Research, Randy Befumo, CFA, is responsible for overseeing the fund’s overall investment program and for allocating fund assets among the analyst teams. Randy Befumo and team leaders Kayode Aje, CFA, Gibboney Huske, CFA, Brian Lund, CFA, Mitchel Penn, Dale Wettlaufer, and Jean Yu, Ph.D., CFA are the fund’s portfolio managers and each has day-to-day responsibility for the management of the fund’s portfolio. The manager also maintains an Advisory Committee, comprised of senior investment personnel, that provides additional oversight and support to the portfolio managers. The Advisory Committee reports directly to the manager’s Chief Investment Officer.

The team leaders and the Director of Research, each identified below, have day-to-day responsibility for the management of the fund’s portfolio.

Randy Befumo, CFA

Senior Vice President, Director of Research

Randy Befumo joined LMCM in 1998 as a Research Analyst and was named Co-Director of Research in 2006 and Director of Research in May 2007. He has 15 years of investment analysis experience.

Kayode Aje, CFA

Security Analyst

Kayode Aje joined LMCM in 2005 and is currently responsible for equity research. Previously, Mr. Kayode worked for JPMorgan Chase. He has 5 years of investment analysis experience.

Gibboney Huske, CFA

Vice President, Security Analyst

Gibboney Huske joined LMCM in 2005 as a Security Analyst. Previously, Gibboney was a sell side analyst for Credit Suisse covering the Software and Imaging Technology industries. She has 12 years of investment analysis experience.

Brian Lund, CFA

Assistant Director of Research, Security Analyst

Brian Lund joined LMCM in 2004 and is currently responsible for equity research. Previously, Brian worked for Morningstar, Inc. as an Equity Analyst covering gaming, lodging, and leisure firms, and as a Mutual Fund Analyst. He has 10 years of investment analysis experience.

Mitchel Penn, CFA

Vice President, Security Analyst

Mitchel Penn joined LMCM in 1996. He has over 22 years of experience in the investment business as a Fixed-Income Credit Analyst and Portfolio Manager.

Dale Wettlaufer

Security Analyst

Dale Wettlaufer joined LMCM in 1999 and is currently responsible for equity research. He has 15 years of investment analysis experience.

Jean Yu, Ph.D., CFA

Security Analyst

Jean Yu joined LMCM in 2002, and is currently responsible for covering the healthcare industry. She has 7 years of investment analysis experience.

The fund’s SAI provides information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities in the fund.

This supplement should be retained with your Prospectus for future reference.

LMFX012975